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                                                                   EXHIBIT 10.41

                       AGREEMENT TO RESTRUCTURE AND UNWIND

                                 BY AND BETWEEN

    ASHEVILLE PACKING COMPANY, INC., CLARENCE H. CANNON, RALPH E. CANNON AND
                               LEONA BENSON CANNON

                          MOMENTUM FOOD SERVICES, INC.

                  SYNDICATED FOOD SERVICE INTERNATIONAL, INC.

                                       AND

                              GABY HOLDINGS II LLC

THIS AGREEMENT TO RESTRUCTURE AND UNWIND (the "Agreement") is made and effective as of the 31st day of December, 2002, by and between Syndicated Food Service International, Inc., a corporation established and existing under the laws of the State of Florida, Momentum Food Service, Inc., a corporation established and existing under the laws of the State of Florida and a wholly-owned subsidiary of Syndicated Food Services International, Inc. (Momentum Food Services, Inc. ("Momentum") and Syndicated Food Services International, Inc. may hereinafter be collectively referred to as "Syndicated"); Clarence H. Cannon, Ralph E. Cannon, Leona Benson Cannon and Asheville Packing Company, Inc., a North Carolina corporation (hereinafter collectively referred to as the "Cannons"); and Gaby Holdings II LLC (hereinafter referred to as "Gaby"). Together, Syndicated, the Cannons, and Gaby shall be hereinafter referred to as the "Parties".

                             W I T N E S S E T H :

         WHEREAS, the Parties previously entered into various agreements, to wit:

         (i) The Contract to Sell Real Property entered into as of October 1, 2001 (the "Contract to Sell Real Property", attached hereto as Exhibit "A") between Asheville Packing Company, Inc., Clarence H. Cannon, Ralph E. Cannon and Leona Benson Cannon and Momentum Food Services, Inc.;

         (ii) The Stock Purchase Agreement entered into as of November 28, 2001 (the "Stock Purchase Agreement", attached hereto as Exhibit "B") between Asheville Packing Company, Inc., Clarence
                  H. Cannon, Ralph E. Cannon, Leona Benson Cannon, and Gaby Holdings II LLC,; and

         (iii) The Guaranty Agreement entered into as of November 28, 2001 (the "Guaranty Agreement", attached hereto as Exhibit "C") between Asheville Packing Company, Inc., Clarence H. Cannon, Ralph E. Cannon and Leona Benson Cannon and Momentum Food Services, Inc.

         Together said agreements, i.e., The Contract to Sell Real Property, The Stock Purchase Agreement and The Guarantee Agreement, may hereinafter be referred to as the "Transaction Documents".

         WHEREAS, the Parties have agreed, pursuant to a Letter of Intent, a copy of which is attached hereto as Exhibit "D", to effect a restructuring and unwinding of the Transaction Documents, and thereby restructure certain relationships entered into through the execution of the Transaction Documents and unwind certain matters previously agreed to in said Transaction Documents.

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         NOW, THEREFORE, in consideration of the mutual promises and agreements hereinafter contained, and other good and valuable bargained for consideration, the receipt and legal sufficiency of which is hereby acknowledged by both parties hereto, the parties do hereby agree, intending hereby to be legally bound, as follows:

         1. UNWINDING AND CANCELLATION OF THE SALE OF REAL PROPERTY

            1.1. WHEREAS in the Contract to Sell Real Property the Cannons sold and conveyed certain real property consisting of parcels of land and the buildings and improvements situated thereon located in the City of Asheville, Buncombe County, North Carolina and described as in Deed Books 1198 page 247; 2610 page 635; 1843 page 491; 2136 page 548; 1246 page 442 and 1311 page 409, Buncombe County Registry (the "Property"). See Exhibit "A", Paragraph 1; and legal description attached thereto.

            1.2. WHEREAS the Parties agree to unwind and restructure the transaction identified above.

         THEREFORE, in order to effect the intent of this Agreement, inter alia to restructure and unwind the prior agreements set forth in the Transaction Documents, Syndicated shall unwind the conveyance of the Property by causing the reconveyance by warranty deed of the Property, as described in deeds recorded in the Office of the Register of Deeds for Buncombe County, North Carolina in Book 2669 at Pages 725, 728 and 731 to the Cannons, or their designee(s), in satisfaction of the deed of trust recorded in said Register's Office in Book 2669 at Page 734 and said deed of trust will be cancelled of record.

         2. RETENTION OF A PORTION OF THE PURCHASE PRICE.

            2.1. WHEREAS in the Contract to Sell Real Property between the Cannons and Momentum, Momentum agreed to transfer Eight Hundred Thousand (800,000) shares of common stock of Syndicated Food Service International, Inc. to the Cannons pursuant to the Stock Purchase Agreement in return for the conveyance of the Property to Momentum; See Exhibit "A", Paragraph 2.b.

            2.2. WHEREAS pursuant to the Stock Purchase Agreement between the Cannons and Gaby, the Cannons agreed to transfer the Eight Hundred Thousand (800,000) shares of common stock of Syndicated Food Service International, Inc. to Gaby in return for a payment of $1,600,000;

            2.3. WHEREAS pursuant to the Stock Purchase Agreement, the Cannons did in fact transfer said 800,000 shares of common stock of Syndicated Food Service International, Inc. to Gaby in return for Gaby's promise to pay the Cannons the amount of $1,600,000 (the "Purchase Price") to be payable as follows: (i) $200,000 payable on the date of the Stock Purchase Agreement and (ii) the balance, in seven equal, consecutive and bi-monthly installments in the amount of $200,000 each, commencing on January 28, 2002;

            2.4. WHEREAS pursuant to the Stock Purchase Agreement, Gaby did pay the Cannons $200,000 of the Purchase Price at the closing of the Stock Purchase Agreement.

            2.5. WHEREAS the Parties agree to unwind and restructure the transaction identified above.

         THEREFORE, in order to effect the intent of this Agreement, inter alia to restructure and unwind the prior agreements set forth in the Transaction Documents, the Cannons shall retain the two hundred thousand dollars ($200,000) received pursuant to the Stock Purchase Agreement and consider said monies as payment in full for the purchase by Momentum of the operating assets as identified in Exhibit A of the Contract to Sell Real Property, plus additional items as scheduled in Exhibit 1 of the Bill of Sale, which is attached hereto and

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incorporated herein by reference as Exhibit "E" to this Agreement and Momentum shall retain ownership of the assets identified in Exhibit A of the Contract to Sell Real Property, plus the additional item as scheduled in Exhibit 1 of the Bill of Sale; and the Cannons shall waive their right(s) to any payment of the outstanding amount of the Purchase Price as set forth in Exhibit "B", Paragraph 1 of the Contract to Sell Real Property and any other consideration owed to the Cannons in the Transaction Documents.

         3  EXCHANGE OF SHARES

            3.1. WHEREAS in the Contract to Sell Real Property between the Cannons and Momentum, Momentum agreed to transfer Eight Hundred Thousand (800,000) shares of common stock of Syndicated Food Service International, Inc. to the Cannons pursuant to a Stock Purchase Agreement. See Exhibit "A", Paragraph 2.b.

            3.2. WHEREAS pursuant to paragraph 1.2 of the Stock Purchase Agreement between the Cannons and Gaby, the Cannons transferred the Eight Hundred Thousand (800,000) shares of Syndicated stock to Gaby in return for the promised payment of the $ 1,600,000 Purchase Price.

            3.3. WHEREAS pursuant to the Stock Purchase Agreement, the Cannons did in fact transfer said shares of Syndicated to Gaby in return for the promise to pay $ 1,600,000 (the "Purchase Price");

            3.4. WHEREAS pursuant to the Stock Purchase Agreement, Gaby did in fact pay the Cannons $200,000 of the Purchase Price at the closing of the Stock Purchase Agreement;

            3.5. WHEREAS the Parties agree to unwind and restructure the transaction identified above.

         THEREFORE Syndicated Food Service International, Inc. shall enter into an Exchange Agreement (the "Exchange Agreement" attached to this Agreement as Exhibit "F") with Gaby wherein Syndicated Food Service International, Inc. shall issued to Gaby, or Gaby's designee, a promissory note in the amount of two hundred thousand dollars ($200,000) (the "Promissory Note", attached as Exhibit "G") in exchange for the transfer and delivery by Gaby to Syndicated of the Eight Hundred Thousand (800,000) shares of Syndicated Food Service International, Inc.'s $0.001 par value common stock issued to Gaby pursuant to the Transaction Documents.

         4. THE GUARANTY AGREEMENT

            4.1. WHEREAS, as an inducement to the Cannons to enter into the Stock Purchase Agreement, Momentum guaranteed and mortgaged to the Cannons certain Real Estate, referenced in Exhibit "B" to the Guaranty Agreement;

            4.2. WHEREAS the Parties have unwound and restructured The Contract to Sell Real Property as set forth in Paragraph 1 of this Agreement;

                  THEREFORE Momentum is released of its obligations as Guarantor in the Guaranty Agreement.

         5. CANCELLATION AND UNWINDING OF THE TRANSACTION DOCUMENTS

            5.1. WHEREAS the Parties have restructured certain relationships entered into through the execution of the Transaction Documents and unwound certain matters previously agreed to in said Transaction Documents as detailed in paragraphs 1 through 4 of this Agreement;

         THEREFORE the Parties agree that the Transaction Documents, i.e., The Contract to Sell Real Property, The Stock Purchase Agreement and The Guarantee Agreement shall be unwound in their entirety and the

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obligations and duties set forth therein shall be deemed cancelled, null and void; and this Agreement shall supercede all of the Parties respective obligations and duties originally set forth in the Transaction Documents and further that this Agreement shall constitute the only enforceable agreement between the Parties with respect to the subject matter contained within the Transaction Documents.

         6. RELEASES

            6.1. That the Cannons shall release Syndicated Food Service International, Inc., Momentum and Gaby from any and all claims, if any, arising from or related to the original Contract to Sell Real Property, Stock Purchase Agreement and Guarantee Agreement, including but not limited to any consideration which may have been deemed owing to the Cannons pursuant to the Transaction Documents. A copy of said release by the Cannons to Syndicated and Momentum is attached hereto and incorporated herein by reference as Exhibit "H" to this Agreement and a copy of said release by the Cannons to Gaby is attached hereto and incorporated herein by reference as Exhibit "I" to this Agreement;

            6.2. That Syndicated Food Service International, Inc. and Momentum shall release Gaby and the Cannons from any and all claims, if any, arising from or related to the original Contract to Sell Real Property, Stock Purchase Agreement and Guarantee Agreement, including but not limited to any consideration which may have been deemed owing to Gaby pursuant to the Transaction Documents. A copy of said release by Syndicated Food Service International, Inc. and Momentum to Gaby is attached hereto and incorporated herein by reference as Exhibit "J" to this Agreement and a copy of said release by Syndicated Food Service International, Inc. and Momentum to the Cannons is attached hereto and incorporated herein by reference as Exhibit "K" to this Agreement;

            6.3. That Gaby shall release Syndicated Food Service International, Inc., Momentum and the Cannons from any and all claims, if any, arising from or related to the original Contract to Sell Real Property, Stock Purchase Agreement and Guarantee Agreement, including but not limited to any consideration which may have been deemed owed to Syndicated Food Service International, Inc., Momentum or the Cannons pursuant to the Transaction Documents. A copy of said release by Gaby to Syndicated and Momentum is attached hereto and incorporated herein by reference as Exhibit "L" to this Agreement and a copy of said release by Gaby to the Cannons is attached hereto and incorporated herein by reference as Exhibit "M" to this Agreement;

         7. LEASE

            7.1. That Momentum shall enter into a triple net lease (the "Property Lease") for the use of the Property, including the building located at 362 Depot Street and the first floor of the building located at 403 Depot Street, which Lease shall be deemed effective as of October 1, 2001 and continue on a month to month basis with termination provisions to include a ninety
                  (90) day termination notice period for either of the Cannons or Momentum. The amount of the monthly payments owing by Momentum to the Cannons pursuant to the Lease shall be $5,500.00; which shall be due and payable on the first day of each month to Clarence H. Cannon and Ralph E. Cannon. If said rent is not received by said Lessor(s) by the 10th day of the month due, a late penalty of $55.00 shall be assessed against Momentum for each late payment. At the signing of the Lease, the unpaid rent from October 1, 2001 shall be paid to the Lessor(s) as designated in said Lease without penalty; a copy of said Property Lease is attached hereto and incorporated herein by reference as Exhibit "N" to this Agreement;

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         8. REIMBURSEMENT OF LEGAL EXPENSES

            8.1. That upon presentation of invoices, Syndicated Food Service International, Inc. shall reimburse the Cannons for the Cannons' legal expenses associated with the Transaction Documents, which amount is estimated to be fifteen thousand dollars ($15,000), a copy of said invoice(s) are attached hereto and incorporated herein by reference as Exhibit "O" to this Agreement;

         9. NOTICES

            9.l. That all notices required or desired to be given with respect to this Agreement in order to be effective shall be in writing and shall be deemed to be given to and received by the party intended to receive such notice when hand delivered or three
                  (3) days after such notice shall have been deposited, postage prepaid, to the United States mail, certified, return receipt requested, properly addressed to the addresses specified in subsection 9.2 below. In the event of a change of address by either party, such party shall give written notice thereof in accordance with the foregoing.

            9.2. The list of addresses referenced by paragraph 9.1 are as follows:

                  THE CANNONS:

                  Cannon Enterprises LLC
                  457 Avery Creek Road
                  Arden, North Carolina 28704
                  Phone: ______________________
                  Fax:   ______________________

                  SYNDICATED FOOD SERVICE INTERNATIONAL, INC. AND MOMENTUM:

                  Hill, Kertscher & Pixley, LLP
                  Overlook III, Suite 750
                  2859 Paces Ferry Road
                  Atlanta, Georgia 30339
                  Phone: 770-953-0995
                  Fax: 770-953-1358

                  Attention: Peter Schoenthaler

                  GABY:

                  11575 Heron Bay Boulevard, Suite 315
                  Coral Springs, Florida 33076
                  Phone: 561-394-8475
                  Fax: 561-702-3418

         10. MISCELLANEOUS

            10.1. That this Agreement constitutes and contains the sole, exclusive and entire agreement of the Parties pertaining to the subject matter hereof, and no prior or contemporaneous oral or written representation, arrangement, covenant (including but not limited to any implied covenant at law

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                  or otherwise), course of dealing or agreement between the
                  Parties not expressly contained herein shall be binding thereon, nor shall any waiver of the terms hereof by any party be binding thereon, unless such modification, amendment or waiver is in writing, is dated after the date hereof, expressly states it is intended as an amendment, modification or waiver of the terms hereof and is signed by the respective party. The content of each and every exhibit which is referenced in this Agreement as being attached hereto is incorporated into this Agreement as fully as if set forth in the body of this Agreement;

            10.2. That if any clause or provision of this Agreement is or becomes illegal, invalid, or unenforceable because of present or future laws or any rule or regulation of any governmental body or entity, effective during its term, the intention of the parties hereto is that the remaining parts of this Agreement shall not be affected thereby, unless such invalidity is essential to the rights of the Parties hereto in which event this Agreement shall terminate;

            10.3. That the captions used in this Agreement are for convenience only and do not in any way limit or amplify the terms and provisions hereof;

            10.4. That the provisions of this Agreement shall inure to the benefit of and be binding upon the Parties, and their respective successors, heirs, legal representatives, and assigns;

            10.5. That this Agreement shall be construed, interpreted and enforced in accordance with the laws of the State of North Carolina;

            10.6. That the Parties hereto agree that they will each take steps and execute such documents as may be reasonable required by the other party or parties to carry out the intents and purposes of this Agreement;

            10.7. That in the event any provision or portion of this Agreement is held by any court of competent jurisdiction to be invalid or unenforceable, such holding will not affect the remainder hereof, and the remaining provisions shall continue in full force and effect to the same extent as would have been the case had such invalid or unenforceable provision or portion had never been a part hereof;

            10.8. That the Parties represent, covenant and warrant that all action necessary by their respective Board of Directors, shareholders, partners or member/managers will have been obtained and that they will have been specifically authorized to enter into this Agreement and that no additional action will be necessary by them in order to make this Agreement legally binding upon them in all respects. The Parties covenant to provide written evidence of compliance with this Section prior to closing; and

            10.9. That the execution of this document shall constitute acceptance of performance of all obligations hereunder unless, by its clear and express terms a provision provides for performance after execution.

         IN WITNESS WHEREOF, the undersigned parties have caused this Agreement to be signed and sealed on the day and year first above written.

                            (SIGNATURES ON NEXT PAGE)

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SYNDICATED FOOD SERVICE INTERNATIONAL, INC.

/s/ Thomas P. Tanis, Jr.                             12/31/02
----------------------------------                   --------
Thomas P. Tanis, Jr.                                 Date
Chief Executive Officer

MOMENTUM FOOD SERVICES, INC.

/s/ Thomas P. Tanis, Jr.                             12/31/02
----------------------------------                   --------
Thomas P. Tanis, Jr.                                 Date
SECRETARY

ASHEVILLE PACKING COMPANY, INC.,

/s/ Ralph E. Cannon                                  12/31/02
----------------------------------                   --------
Ralph E. Cannon                                      Date
President

RALPH E. CANNON

/s/ Ralph E. Cannon                                  12/31/02
----------------------------------                   --------
Ralph E. Cannon                                      Date
Individually

CLARENCE H. CANNON

/s/ Clarence H. Cannon                               12/31/02
----------------------------------                   --------
Clarence H. Cannon                                   Date
Individually

                       (SIGNATURES CONTINUED ON NEXT PAGE)

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LEONA BENSON CANNON

/s/ Clarence Cannon P.O.A.                           12/31/02
----------------------------------                   --------
Leona Benson Cannon                                  Date
Individually

GABY HOLDINGS II LLC

----------------------------------                   --------
Gary Morgan                                          Date
Principal

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